EXHIBIT 10(a)

SECOND AMENDMENT TO

CREDIT AGREEMENT

        THIS SECOND AMENDMENT (“Amendment”) dated as of December 6, 2005, by and between Knape & Vogt Manufacturing Company (“Company”) and Comerica Bank, a Michigan banking corporation (“Bank”).

RECITALS:

        A.        Company and Bank entered into a Credit Agreement dated as of August 8, 2003, as amended by one amendment (“Agreement”).

        B.        Company and Bank desire to amend the Agreement as hereinafter set forth.

        NOW, THEREFORE, the parties agree as follows:

        1.        The following definition in Section 1 of the Agreement is amended to read in its entirety as follows:

“‘Revolving Credit Maturity Date’ shall mean November 1, 2009.”

        2.        Company hereby represents and warrants that, after giving effect to the amendment contained herein, (a) execution, delivery and performance of this Amendment and any other documents and instruments required under this Amendment or the Agreement are within Company’s corporate powers, have been duly authorized, are not in contravention of law or the terms of Company’s Articles of Incorporation or Bylaws, and do not require the consent or approval of any governmental body, agency, or authority; and this Amendment and any other documents and instruments required under this Amendment or the Agreement, will be valid and binding in accordance with their terms; (b) the continuing representations and warranties of Company set forth in Sections 6.1 through 6.11 of the Agreement are true and correct on and as of the date hereof with the same force and effect as made on and as of the date hereof; and (c) no Event of Default (as defined in the Agreement) or condition or event which, with the giving of notice or the running of time, or both, would constitute an Event of Default under the Agreement, as hereby amended, has occurred and is continuing as of the date hereof.

        3.        Except as expressly provided herein, allof the terms and conditions of the Agreement remain unchanged and in fullforce and effect.

        4.        This Amendment shall be effective upon execution of this Agreement by Company and the Bank.

        IN WITNESS, the due execution hereof as of the day and year first above written.

COMERICA BANK By: /s/ Bryce E. Tallant —————————————— BRYCE E. TALLANT Its: —————————————— Vice President	KNAPE AND VOGT MANUFACTURING COMPANY By: /s/ Leslie J. Cummings —————————————— LESLIE J. CUMMINGS Its: —————————————— Vice President of Finance